UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                January 27, 2005

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                 001-32320               43-1883836
 -----------------------------    -------------         ------------------
  (State or Other Jurisdiction     (Commission            (IRS Employer
       of Incorporation)           File Number)         Identification No.)


           1954 Innerbelt Business Center Drive                63114
                    St. Louis, Missouri                     -----------
     ----------------------------------------------          (Zip Code)
         (Address of Principal Executive Offices)


                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
--------------------------------------------------------

     On January 27, 2005, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing, among other things, expected net retail sales per square foot and second-half expected net income and second-half diluted earnings per share in fiscal 2004, and reaffirming, among other things, expected fiscal 2004 full year net income and diluted earnings per share, along with guidance for, among other things, net income, diluted earnings per share and comparable store sales growth for fiscal 2005 and, in certain cases, for various quarterly and half-year periods in fiscal 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

     As previously reported, the Company will present at the AG Edwards Retailing 2005 conference in Coral Gables, Florida, on Thursday, January 27, 2005 beginning at 10:45 a.m. and concluding by 11:15 a.m. Eastern Time. The presentation will include an overview of the Company, a discussion of how technology is used by the Company, new technology initiatives underway, and management's guidance for earnings and comparable store sales in fiscal 2005.

     An investor conference presentation and slides will be webcast and available both live and via replay after the presentation on the Company's investor relations website located at http://ir.buildabear.com, although the Company reserves the right to discontinue its availability at any time.

     The Company does not undertake any plan or obligation to update the presentation, even though its situation may change in the future.


Item 9.01  Financial Statements and Exhibits.
--------------------------------------------

(c)  Exhibits

Exhibit Number     Description of Exhibit
--------------     ----------------------

99.1               Press Release dated January 27, 2005.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BUILD-A-BEAR WORKSHOP, INC.



Date: January 27, 2005                       By: /s/ Tina Klocke
                                                 -------------------------------
                                                 Name: Tina Klocke
                                                 Title: Chief Financial Bear,
                                                 Secretary and Treasurer




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


                                  EXHIBIT INDEX


Exhibit Number     Description of Exhibit
--------------     ----------------------

99.1               Press Release dated January 27, 2005.




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